Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER, SECTION 906
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jeffrey S. Levin, the Chief Executive Officer (Principal Executive Officer) of NORTH HAVEN PRIVATE INCOME FUND LLC (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

•the Form 10-K of the Company for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•the information contained in the Form 10-K of the Company for the year ended December 31, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 4, 2024
/s/ Jeffrey S. Levin
Jeffrey S. Levin Chief Executive Officer (Principal Executive Officer)